Exhibit 32.1
------------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------

     In connection with the Periodic Report on Form 10-QSB for the three month period ended September 30, 2004 of Andresmin Gold Corporation, a Montana corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Ian Brodie, President, Chief Executive Officer and principal financial officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 18, 2004                              /s/ Ian Brodie
                                                --------------------------------
                                                Ian Brodie, President, CEO and
                                                principal financial officer